June 13, 2011

Supplement

SUPPLEMENT DATED JUNE 13, 2011 TO THE PROSPECTUS OF
MORGAN STANLEY GLOBAL STRATEGIST FUND
Dated November 30, 2010

The following disclosure is hereby added as the second sentence of the third paragraph in the section of the Prospectus titled "Fund Summary—Principal Investment Strategies":

The Fund may also invest in restricted and illiquid securities.

The following disclosure is hereby added as the seventh paragraph in the section of the Prospectus titled "Fund Summary—Principal Risks":

•  Liquidity Risk. The Fund's investments in restricted and illiquid securities may entail greater risk than investments in publicly traded securities. These securities may be more difficult to sell, particularly in times of market turmoil. Illiquid securities may be more difficult to value. If the Fund is forced to sell an illiquid security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss.

The following disclosure is hereby added as the third paragraph in the section of the Prospectus titled "Fund Details—Additional Information about the Fund's Investment Objective, Strategies and Risks—Principal Investment Strategies":

The Fund may purchase certain non-publicly traded "restricted" securities. These securities may include "144A" securities, which are exempt from registration and may only be resold to qualified institutional buyers. The Fund may invest up to 15% of its assets in illiquid securities, including restricted securities that are illiquid. The Fund may invest an unlimited amount in restricted securities that are considered by the Investment Adviser to be liquid.

The following disclosure is hereby added as the nineteenth paragraph in the section of the Prospectus titled "Fund Details—Additional Information about the Fund's Investment Objective, Strategies and Risks—Principal Risks":

Liquidity Risk. The Fund's investments in restricted and illiquid securities may entail greater risk than investments in publicly traded securities. These securities may be more difficult to sell, particularly in times of market turmoil. Illiquid securities may be more difficult to value. If the Fund is forced to sell an illiquid security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

SRTSPT1 6/11